PROSPECTUS
Subject to Completion Preliminary Prospectus Dated November 10, 1997

                            QUAKER MID-CAP VALUE FUND
                Part of the Quaker Family of No Load Mutual Funds


The investment objective of the Quaker Mid-Cap Value Fund is to provide long-term capital growth. The Fund strives to achieve this objective by investing primarily in equity securities of domestic U.S. companies.

While there is no assurance that the Fund will achieve its investment objective, the Fund endeavors to do so by following the investment policies described in this Prospectus. The Fund has a net asset value that will fluctuate in accordance with the value of its portfolio securities. An investor may invest, reinvest, or redeem shares at any time.

                               Quaker Funds, Inc.
                             1288 Valley Forge Road
                               Post Office Box 987
                        Valley Forge, Pennsylvania 19482

The Fund is a no load diversified series of the Quaker Investment Trust (the "Trust"), a registered open-end management investment company. This Prospectus sets forth the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional Information, which is incorporated in this Prospectus by reference, by writing the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 800-220-8888. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

Investment in any of the Quaker Funds involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

The date of this Prospectus and the Statement of Additional Information is January **, 1998.

                                TABLE OF CONTENTS




PROSPECTUS SUMMARY............................................................2


FEE TABLE.....................................................................3


INVESTMENT OBJECTIVE AND POLICIES.............................................4


RISK FACTORS..................................................................7


INVESTMENT LIMITATIONS........................................................8


FEDERAL INCOME TAXES..........................................................9


DIVIDENDS AND DISTRIBUTIONS...................................................9


HOW SHARES ARE VALUED........................................................10


HOW SHARES MAY BE PURCHASED..................................................10


HOW SHARES MAY BE REDEEMED...................................................12


MANAGEMENT OF THE FUND.......................................................14


OTHER INFORMATION............................................................16



This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

                               PROSPECTUS SUMMARY

The Fund. The Quaker Mid-Cap Value Fund (the "Fund") is a no load diversified series of the Quaker Investment Trust (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. See "Other Information - Description of Shares."

Offering Price. Shares in the Fund are offered at net asset value. The minimum initial investment is $10,000. The minimum subsequent investment is $250. See "How Shares May be Purchased."

Investment Objective. The Quaker Mid-Cap Value Fund will invest primarily in equity securities of domestic U.S. companies. The primary investment objective of the Fund is to provide shareholders with long-term capital growth. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. For more detailed information regarding the investment objectives and policies of the Fund, please see "Investment Objective and Policies."

Special Risk Considerations. The Fund will invest primarily in common stocks traded in U.S. securities markets, which will present both potential rewards and special risk considerations. The Fund intends to focus on investments in small to mid capitalization companies. Accordingly the Fund may be subject to greater fluctuations in net asset value than those Funds which invest in larger capitalization companies. The Fund may also engage in certain options and futures transactions, which present special risks. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Compu-Val Investments, Inc. of Wilmington, Delaware has been selected to direct the day-to-day investment management of the Fund. Compu-Val manages over $170 million in assets. For its advisory services, the Advisor receives a monthly fee based on the Fund's daily net assets, at the annual rate of 0.75%. See "Management of the Fund."

Dividends. Capital gains, if any, are generally paid at least once each year by the Fund. Income dividends, if any, are generally paid at least annually by the Fund. Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor and Distribution Plan. Quaker Securities, Inc. (the "Distributor") serves as distributor of shares of the Quaker Funds. Under the Fund's Distribution Plan, expenditures by the Fund for distribution activities may not exceed 0.25% of average net assets annually and will be funded entirely through investment advisory fees payable to the Fund's investment advisor and will not be paid directly by the Fund. See "How Shares May Be Purchased-Distribution Plan."

Sponsor and Shareholder Servicing. Shareholder servicing activities will be performed by Quaker Funds, Inc. (the "Fund Sponsor"), an affiliate of the Distributor. Shareholder service fees will generally be payable to the Fund Sponsor in the amount of 0.25% of average net assets annually. See "Management of the Fund-Sponsor of the Fund."

Redemption of Shares. There is no charge for redemptions, other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by a Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone.
See "How Shares May Be Redeemed."

Money Market Fund. The Custodian and Distributor of the Fund have agreed to make available the Evergreen Money Market Fund, a money market fund not affiliated with the Fund, for automatic transfer of redemption proceeds and/or dividends paid on a shareholder's account with the Fund. Further information and a prospectus of the Evergreen Money Market Fund may be obtained by calling the Fund at 800-220-8888.

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

                        Shareholder Transaction Expenses

 Maximum sales load imposed on purchases
     (as a percentage of offering price)....................................NONE
 Maximum sales load imposed on reinvested dividends.........................NONE
 Maximum deferred sales load................................................NONE
 Redemption fee *...........................................................NONE
 Exchange fee...............................................................NONE

* The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $7.00 per transaction for wiring redemption proceeds.

                         Annual Fund Operating Expenses
               After Fee Waivers and Expense Reimbursements 1,2,3
                     (as a percentage of average net assets)


Investment advisory fees. . . . . . . . . . . . .          0.00% 1
Shareholder servicing fees. . . . . . . . . . . .          0.00% 2
Other expenses. . . . . . . . . . . . . . . . . .          1.35%
                                                           -----
Total operating expenses. . . . . . . . . . . . .          1.35% 3


EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming a 5% annual return:


                                 1 Year         3 Years

                                   $14            $43

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

1 Up to 25% of the investment advisory fee may be paid for distribution activities relating to the Fund. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the Fund may pay certain distribution expenses up to 0.25% of its average net assets annually. All amounts paid for distribution activities will be funded entirely through investment advisory fees payable to the Fund's investment advisor and will not be paid directly by the Fund. See "How Shares May Be Purchased Distribution Plan."

2 The Fund has adopted a Shareholder Servicing Agreement, which provides that the Fund will pay a shareholder servicing fee to the Fund's Sponsor, Quaker Funds, Inc., in the amount of 0.25% of the average daily net assets of the Fund. See "Management of the Fund-Sponsor of the Fund".

3 The "Total operating expenses" shown above are based upon estimates of actual operating expenses expected to be incurred by the Fund for the fiscal year ended June 30, 1998. The Advisor, the Administrator, and the Fund Sponsor have agreed to a reduction in the fees payable to them in an amount that limits "Total operating expenses" (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses) to the total expense ratio as a percentage of net assets noted above. There can be no assurance that the Advisor's, Administrator's, and Fund Sponsor's fee waivers, or the Fund Sponsor's voluntary expense reimbursements, will continue in the future.

See "How Shares May Be Purchased" and "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%.

                        INVESTMENT OBJECTIVE AND POLICIES

                            Quaker Mid-Cap Value Fund

Investment Objective. The investment objective of the Quaker Mid-Cap Value Fund ("Mid-Cap Value Fund") is to provide shareholders with long-term capital growth. Realization of current income will not be a significant investment consideration, and any such income realized should be considered incidental to the Mid-Cap Value Fund's objective. The Mid-Cap Value Fund strives to achieve its investment objective by investing primarily in equity securities of domestic U.S. companies. While there is no guarantee that the Mid-Cap Value Fund will meet its investment objective, it seeks to achieve its objective through the investment policies and techniques described herein. The Mid-Cap Value Fund's investment objective and fundamental investment limitations may not be altered without the prior approval of a majority of the Mid-Cap Value Fund's shareholders.

Investment Selection. The Mid-Cap Value Fund's portfolio will include investments in U.S. equity securities of those companies which Compu-Val Investments, Inc. ("Compu-Val"), investment advisor to the Mid-Cap Value Fund, feels show a high probability of superior prospects for above average total return. The portfolio companies will generally be mid capitalization companies, which may exhibit more volatility than large capitalization companies. The universe of securities eligible for inclusion in the Mid-Cap Value Fund will be those equity securities with market capitalizations consistent with the universe of securities included in the Russell Mid-Cap Index, with an ultimate selection of 25-75 stocks for investment by the Mid-Cap Value Fund.

Under normal conditions, at least 65% of the Mid-Cap Value Fund's total assets will be invested in equity securities of mid capitalization companies. For these purposes "mid capitalization" companies will be defined as those companies with market capitalizations of up to $6 billion. The remaining portion of the Mid-Cap Value Fund's total assets may be invested in equity securities of other companies, and other investments described herein, although under normal conditions Compu-Val anticipates that 65% to 80% of the Fund's assets will be invested in mid capitalization companies.

In selecting portfolio companies, Compu-Val screens for asset rich and earnings rich companies, selling at relatively low market valuations, with attractive growth and momentum characteristics. Analysis of those companies selected for inclusion in the portfolio is undertaken by Compu-Val using a cash flow based, dividend discount model. Compu-Val selects 50-100 securities which it believes to be undervalued relative to comparable alternate investments, then focuses on the fundamentals of these companies.

Compu-Val's fundamental analysis is based on the foundation that accounting data must be critically analyzed to derive meaningful investment conclusions. Rather than rely on accounting based measures of performance such as return on equity, a proprietary model is used to convert company income and balance sheet data to a cash flow based return on investment. Compu-Val calculates a proprietary value/cost ratio for each company by determining the market value of debt plus equity, and comparing it to the company's inflation adjusted net assets.

The final analysis involves more subjective evaluations of management, often involving conversations with top management. The long term growth prospects and competitive position within the company's industry sector are used to select from those companies meeting the more quantitative selection criteria.

                              Investment Securities

Stocks held in the portfolio of the Fund will generally be traded on either the New York Stock Exchange, American Stock Exchange or the over-the-counter market. Foreign securities may be held in the form of American Depository Receipts ("ADRs"). ADRs are foreign securities denominated in U.S. dollars and traded on U.S. securities markets.

The equity securities in which the Fund may invest include common stock, convertible preferred stock, straight preferred stock, real estate equities such as REITs, and investment grade convertible bonds. The Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities (other than those acquired in units or attached to other securities). See "Investment Limitations."

The Fund may make short sales against the box, i.e. short sales made when the Fund owns securities identical to those sold short.

Because of the inherent risk of foreign securities over domestic issues, the Fund will limit foreign investments to those traded domestically as American Depository Receipts (ADRs). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade on the over the counter markets. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

Under normal conditions, at least 90% of the Fund's total assets will be invested in equity securities. Warrants and rights will be excluded for purposes of this calculation. As a temporary defensive measure, however, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments. When the Fund invests its assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments as a temporary defensive measure, they are not pursuing its stated investment objective. Under normal circumstances, however, the Fund will hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses.

The Fund may employ certain management techniques including options on equity securities and securities indices, futures contracts, and options on futures contacts as more fully described below. Each of these management techniques involves transaction costs as well as (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Fund's Advisor may cause the Fund to perform less well than if such positions had not been entered. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the counter-party to the option will not fulfill its obligations. The Fund will treat purchased over-the-counter options as illiquid securities. The use of options and futures contracts are highly specialized activities, which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. Certain limits on the percentage of the Fund's assets that may be invested in options, futures contracts, and related options are set forth below.

Options Transactions. The Fund may invest up to 10% of its total assets in options on equity securities, options on equity indices, and options on equity industry sector indices. These options may be utilized to hedge certain market risks which the investment advisor may determine, from time to time, exist in the equity markets or in individual equity issues, or may be used to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. Investments in call and put options are considered speculative, due to the time premium imputed in the daily value of options, a premium which declines with time, independent of the change and/or stability of the underlying equity security, market index or industry sector index.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time before a certain date (the expiration date). The writer receives a premium (less a commission) for writing the option. This premium would partially or completely offset any decline in price. A put gives the holder (buyer) the right to sell a security to the writer (seller) at a predetermined price (the exercise price) on or before a set date (the expiration date). The buyer pays a premium to the writer for the right to sell the underlying shares at the exercise price instead of at the then prevailing market price. A stock index option generally operates like an option covering specific securities, except that delivery of cash rather than the underlying securities is made. A stock index option obligates the seller (writer) to deliver, and gives the holder (buyer) the right to take delivery of, cash upon exercise of the option in an amount equal to the difference between the exercise settlement value of the underlying index on the day the option is exercised and the exercise price of the option, multiplied by the specified index "multiplier". The stock index will fluctuate based on changes in the market values of the stocks included in the index. The Fund will set aside permissible liquid assets in a segregated account to secure its potential obligations under its options positions, and such account will include only cash, U.S. Government Securities, and other liquid high-grade debt securities.

The ability of the Fund to use options transactions successfully depends upon the degree of correlation between the equity security or index on which the option is written and the securities that the Fund owns or the market position that it intends to acquire; the liquidity of the market for options, which cannot be assured; and the Advisor's skill in predicting the movement of equity securities and stock indices and implementing options transactions in furtherance of the Fund's investment objectives. Successful use by the Fund of stock or stock index options will depend primarily on the ability of the Fund's Advisor to correctly predict movements in the direction of an individual stock or the stock markets. For stock index options, this skill is different from the skills and expertise needed to predict changes in the prices of individual stocks. If the Advisor forecasts incorrectly the movement of interest rates, market values, and other economic factors, the Fund would be better off without using this hedging technique. The Fund will write (sell) stock or stock index options for hedging purposes or to close out positions in stock or stock index options that the Fund has purchased. The Fund may only write (sell) "covered" options. Risks associated with options transactions generally, including options on futures discussed below, include possible loss of the entire premium and the inability to effect closing transactions at favorable prices. Brokerage commissions associated with buying and selling options are proportionately higher than those associated with general securities transactions. Additional information on permitted options transactions of the Fund and the associated risks is contained in the Statement of Additional Information.

Futures Contracts and Related Options. To hedge against changes in securities prices or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts will be limited to futures on various equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as are permitted by regulations of the Commodity Futures Trading Commission.

The Fund may not purchase or sell non-hedging futures contracts or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing non-hedging futures and related non-hedging options positions and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are "in the money") would exceed 5% of the market value of the Fund's total assets. Otherwise, the Fund may invest up to 10% of its total assets in initial margins and premiums on futures and related options. These transactions involve brokerage costs, require margin deposits, and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options. Additional information on the permitted futures transactions of the Fund and the associated risks is contained in the Statement of Additional Information.

Money Market Instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's total assets may be so invested.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days or other illiquid securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies. The Fund may invest in any type of investment company consistent with the Fund's investment objective and policies. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include advisory, management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest directly in real estate (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities they may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code.

Investing in REITs involves certain risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property). REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain its exemptions from the Investment Company Act. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of its securities.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with repurchase agreements, real estate securities, and options and futures transactions. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. To the extent that the major portion of the Fund's portfolio consists of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Moreover, by focusing the Fund's investments on a specific sector of the market, the Fund may be subject to greater share price fluctuations than a more diversified fund. The Mid-Cap Value Fund will invest primarily in mid capitalization companies. Accordingly, the Fund may be subject to greater fluctuations than funds that invest in larger capitalization companies. Because there is risk in any investment, there can be no assurance that the Fund will achieve its investment objective.

Portfolio Turnover. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Nevertheless, the Fund's portfolio turnover generally will not exceed 100% in any one year. The degree of portfolio activity affects the brokerage costs of the Fund and other transaction costs related to the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gain tax consequences.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any investments if the borrowing exceeds 5% of its total assets until such time as repayment has been made to bring the total borrowing below 5% of its total assets.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for a Fund to sell illiquid investments promptly at an acceptable price. Included within the category of illiquid securities will also be restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Advisor experience. The Fund, organized in 1997, has no prior operating history. The assets of the Fund are managed by the Advisor, a Delaware Corporation established in 1974. While the Advisor has no previous experience managing mutual funds, it has been rendering investment counsel, utilizing investment strategies similar to that of the Fund, to other individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, and corporations since its formation.

                             INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Trust has adopted certain investment limitations. Some of these restrictions are that the Fund will not: (1) issue senior securities, borrow money or pledge its assets, except it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets or, (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets (the Fund will not make any investments if borrowing exceeds 5% of its total assets); (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are subject to the limitation on investing in illiquid securities); (3) invest more than 10% of its net assets in illiquid securities; (4) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (5) purchase or sell commodities, commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, or readily marketable securities issued by companies that invest in real estate or interests therein) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases); (6) with respect to 75% of Fund assets, invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting stock of any one issuer; (7) write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, or futures contracts or related options, except that the Fund may engage in certain transactions in options and futures to the extent described herein; (8) invest more than 5% of its net assets in warrants; and (9) make short sales of securities or maintain a short position, except short sales "against the box". Investment restrictions (1), (2), (5), (6), and (9) are deemed fundamental, that is, they may not be changed without shareholder approval. See "Investment Limitations" in the Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in this Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of such limitation. If the limitation on illiquid securities is exceeded, however, through a change in values, net assets, or other circumstances, the Fund would take appropriate steps to protect liquidity by changing its portfolio.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), treats each series in the Trust as a separate regulated investment company. The Fund intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust to determine for any particular year if it is advantageous not to qualify as a regulated investment company. The Fund's tax year for federal income tax purposes ends August 31, while the Fund's fiscal year for financial statement and reporting purposes ends June 30. Regulated investment companies, such as each series of the Trust, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year-end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of the Trust).

The Trust will inform shareholders of the Fund of the source of its dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on its application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. The Fund will generally pay income dividends, if any, at least annually. The Fund will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the Fund at the net asset value per share next determined. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Each shareholder will receive a quarterly summary of his or her account, including information as to any reinvested dividends. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Internal Revenue Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance of the payment of any dividends or the realization of any gains.

                              HOW SHARES ARE VALUED

Net asset value of the Fund is determined as of the closing time of the New York Stock Exchange on every business day which the New York Stock Exchange is open. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained by calling 800-220-8888, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper form as indicated herein. Since the Fund is offered only on a no-load basis, a broker-dealer may charge a transaction fee for settlement services.

The minimum initial investment is $10,000 in the Trust. Investors may allocate their investment among the various series (Funds) of the Trust. If an initial investment is made in only one Fund, the minimum initial investment is $10,000. The minimum subsequent investment is $250 ($100 for those participating in the automatic investment plan). The Fund may, in the Distributor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable and addressed to the Fund, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Subsequent investments in an existing account in the Fund may be made at any time in minimum amounts of $250 by sending a check payable and addressed to the Fund, to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number.

Purchases by Wire. To purchase shares by wiring federal funds, the Fund must first be notified by calling 800-220-8888 to request an account number and furnish the Fund with your tax identification number. Following notification to the Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

           First Union National Bank of North Carolina
           Charlotte, North Carolina
           ABA # 053000219
           For the Quaker Mid-Cap Value Fund
           Acct #200000010*****
           For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders become effective, and shares are purchased at, the next determined net asset value per share after an investment has been received by the Fund, which is as of 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays. Orders received by the Fund and effective prior to such 4:00 p.m. time will purchase shares at the net asset value determined at that time. Otherwise, your order will purchase shares as of such 4:00 p.m. time on the next business day.. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any Fund of the Trust already owned by any purchaser whose order is cancelled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Distributor, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Administrator is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Distribution Plan. Quaker Securities, Inc., 1288 Valley Forge Road, Post Office Box 987, Valley Forge, Pennsylvania 19482 (the "Distributor"), is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. Jeffry H. King, a Trustee of the Trust, controls the Distributor.

The Trust has adopted a Distribution Plan (the "Plan") for the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Fund may reimburse any expenditures to finance any activity primarily intended to result in sale of the shares of the Fund, including, but not limited to, the following: (i) payments to the Distributor and its agents, securities dealers, and others for the sale of shares of the Fund; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of shares of the Fund; and (iii) formulation and implementation of marketing and promotional activities. The categories of expenses for which reimbursement is made are approved by the Board of Trustees of the Trust. Expenditures by the Fund pursuant to the Plan are accrued based on the average daily net assets of the Fund and may not exceed 0.25% of average net assets for each year elapsed subsequent to adoption of the Plan. All expenditures under the Plan will be funded entirely from investment advisory fees payable to the Fund's investment advisor and will not be paid directly by the Fund. The Investment Advisory Agreement entered into by the Fund and the Investment Advisor provides for the payment of such distribution fees and expenses from the investment advisory fees payable thereunder.

The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. The continuation of the Plan must be approved by the Board of Trustees annually. At least quarterly the Board of Trustees must review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Exchange Feature. Investors will have the privilege of exchanging shares of the Fund for shares of any other Fund of the Trust. An exchange involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received, and is a taxable transaction. Shares of the Fund may be exchanged for shares of any other series of the Trust at the net asset value plus that series' sales charge, if any. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.

A pattern of frequent exchange transactions may be deemed by the Distributor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Distributor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Distributor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any series into which the shareholder will be making an exchange, as described in the prospectus for that other series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, Monday through Friday, except for business holidays, will redeem shares at the net asset value next determined at that time. Otherwise, your order will redeem shares as of such 4:00 p.m. time on the next business day. There is no charge for redemptions from the Fund, other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $10,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $10,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund at 800-220-8888, or write to the address shown below.


 . Your request should be addressed to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)       Any required signature  guarantees (see "Signature  Guarantees" below);
         and

3)       Other supporting  legal documents,  if required in the case of estates,
         trusts,  guardianships,   custodianships,  corporations,  partnerships,
         pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while they determine whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by them, or to fairly determine the value of their assets, and (iii) for such other periods as the Commission may permit.

The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)       Shareholder name, name of Fund, and account number;

2)       Number of shares or dollar amount to be redeemed;

3) Instructions for transmittal of redemption funds to the shareholder; and 4) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days on which your bank, and/or the Fund's Custodian, is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees" below.) The Distributor reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Distributor believes it to be in the best interest of the shareholders to do so. During drastic economic and market conditions, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 800-220-8888. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if they do not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Transfer on Redemption to Money Market Account. Shareholders wishing to have redemption proceeds and/or income and capital gain dividends transferred into an account in their name in a money market fund may so indicate on their Account Application. The Custodian and Distributor of the Fund have made available the Evergreen Money Market Fund for use of Fund shareholders. Purchases and/or transfers into this money market fund may only be made after the shareholder has received the current prospectus for such Fund. For further information and a prospectus please call the Fund at 800-220-8888.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a series of the Quaker Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

Advisor to the Quaker Mid-Cap Value Fund. Subject to the authority of the Board of Trustees, Compu-Val Investments, Inc. ("Compu-Val") provides the Mid-Cap Value Fund with a continuous program of supervision of the Mid-Cap Value Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement ("Advisory Agreement") with the Trust.

Compu-Val is registered under the Investment Advisors Act of 1940, as amended. Registration of Compu-Val does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. Compu-Val was established as a Delaware corporation in 1974. Compu-Val currently serves as investment advisor to over $170 million in assets. Compu-Val has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Mid-Cap Value Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its inception in 1974. Compu-Val's address is 1702 Lovering Avenue, Wilmington, Delaware 19806. Compu-Val is controlled by James Kalil, Ph.D. and Donald J. Kalil.

Christopher O'Keefe has been Director of Equity Research for Compu-Val since 1995, and will be the Fund's portfolio manager.

Under the Advisory Agreement with the Trust, Compu-Val receives a monthly management fee equal to an annual rate of 0.75% of the average daily net asset value of the Fund. See footnote 3 to the Fee Table regarding Compu-Val's agreement to reduce its fee, if necessary, to limit operating expenses and maintain the expense ratio of the Fund.

General Advisor Duties. The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Advisor may also utilize a brokerage firm affiliated with the Trust, such as the Distributor, if it believes it can obtain the best execution of transactions from such broker, subject to periodic review of such executions and procedures by the Board of Trustees. For further information, see "Investment Objective and Policies - Investment Transactions" in the Statement of Additional Information.

Administrator. The Trust has entered into a Fund Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069. Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. For these administrative and oversight services, the Administrator receives a fee at the annual rate of 0.175% of the average daily net assets of the Fund on the first $50 million; 0.150% of the next $50 million; and 0.125% of its average daily net assets in excess of $100 million.

The Administrator also performs certain accounting and pricing services for the Fund as pricing agent, including the daily calculation of the Fund's net asset value. For these services, the Administrator currently receives a base monthly fee of $2,000 for accounting and recordkeeping services for the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. Under the Agreement, the Administrator may charge a minimum fee of $3,000 per month, analyzed monthly. See footnote 3 to the Fee Table regarding the Administrator's agreement to reduce its fee, if necessary, to limit operating expenses and maintain the expense ratio of the Fund.

The Administrator was formed as a North Carolina corporation in 1988. With it affiliates and predecessors, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

Transfer Agent. NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund. The Fund pays a monthly fee for these services based on the number of shareholders in the Fund, subject to a monthly minimum fee of $500.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

Sponsor of the Fund. Quaker Funds, Inc., an entity affiliated with the Fund's Distributor, will engage in shareholder servicing activities for the Fund not otherwise provided by the Fund's Administrator or Custodian, for which it will receive a fee at the annual rate of 0.25% of the average daily net assets of the Fund. Pursuant to a Shareholder Servicing Agreement adopted by the Trust for the Fund, Quaker Funds, Inc. will provide oversight with respect to the Fund's investment advisor, arrange for payment of investment advisory and administrative fees, coordinate payments under the Fund's Distribution Plan, develop communications with existing Fund shareholders, assist in responding to shareholder inquiries, and provide other shareholder servicing tasks. Laurie Keyes, Jeffry H. King and Peter F. Waitneight, each of whom is a Trustee of the Trust, control Quaker Funds, Inc. Mr. King also controls the Distributor. Quaker Funds, Inc. was formed as a Pennsylvania corporation in 1996 and is located at 1288 Valley Forge Road, Suite 76, Valley Forge, Pennsylvania. See footnote 3 to the Fee Table regarding the Sponsor's agreement to reduce its fee, if necessary, to limit operating expenses and maintain the expense ratio of the Fund.

Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, provides safekeeping for their portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 24, 1990 under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares.

When issued, the shares of each series of the Trust will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of a least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

Shareholders of the Trust will vote in the aggregate and not by series (Fund) or class, except as otherwise required by the 1940 Act or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series are entitled to vote on matters affecting only that series. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders annual and semi-annual reports; independent accountants will audit the financial statements appearing in annual reports for the Fund. In addition, the Fund will send to each shareholder having an account directly with the Fund, a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 800-220-8888.

Calculation of Performance Data. From time to time the Fund may advertise their average annual total return. The "average annual total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

The total return and yield of the Fund could be increased to the extent the Advisor, the Administrator or the Fund Sponsor may waive all or a portion of their fees. Total return and yield figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

                            QUAKER MID-CAP VALUE FUND

                                   PROSPECTUS

                                January **, 1998



                                   DISTRIBUTOR
                             Quaker Securities, Inc.
                        1288 Valley Forge Road, Suite 75
                        Valley Forge, Pennsylvania 19482

                                    CUSTODIAN
                   First Union National Bank of North Carolina
                             Two First Union Center
                      Charlotte, North Carolina 28288-1151

                                  ADMINISTRATOR
                             The Nottingham Company
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069

                                 TRANSFER AGENT
                          NC Shareholder Services, LLC
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

                              INDEPENDENT AUDITORS
                      Goldenberg Rosenthal Friedlander, LLP
                                 101 West Avenue
                                  P.O. Box 458
                       Jenkintown, Pennsylvania 19046-0458



                                  FUND SPONSOR
                               Quaker Funds, Inc.
                        1288 Valley Forge Road, Suite 76
                        Valley Forge, Pennsylvania 19482

                               INVESTMENT ADVISOR
                           Compu-Val Investments, Inc.
                              1702 Lovering Avenue
                           Wilmington, Delaware 19806